SUMMARY PROSPECTUS May 1, 2019
T. ROWE PRICE
Emerging Markets Local Currency Bond Fund
PRELX TEIMX PAELX	Investor Class I Class Advisor Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2019, as amended or supplemented, and Statement of Additional Information, dated May 1, 2019, as amended or supplemented.

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary, or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

SUMMARY	1

Investment Objective

The fund seeks to provide high income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class	I Class	Advisor Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.74%	0.74%	0.74%

Distribution and service (12b-1) fees	—	—	0.25

Other expenses	0.21	0.07 [c]	0.70

Total annual fund operating expenses	0.95	0.81	1.69

Fee waiver/expense reimbursement[b]	(0.03)	(0.02)[c]	(0.49)[d]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.92	0.79 [c]	1.20 [d]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b As a result of class-specific expense limitations, T. Rowe Price Associates, Inc. waived fund-level expenses ratably across all classes.

c T. Rowe Price Associates, Inc., has agreed (through April 30, 2020) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may be terminated at any time beyond April 30, 2020, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and a previous limitation of 0.05%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; or (2) the current expense limitation on I Class Operating Expenses.

d T. Rowe Price Associates, Inc., has agreed (through April 30, 2020) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 1.20%. The agreement may be terminated at any time beyond April 30, 2020, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 1.20%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 1.20%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’ current expense limitation.

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Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation arrangement currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$94	$300	$523	$1,164
I Class	81	257	448	1,000
Advisor Class	122	485	872	1,957

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 47.8% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies Under normal conditions, at least 80% of the fund’s net assets (including any borrowings for investment purposes) will be invested in bonds that are denominated in emerging markets currencies, and in derivative instruments that provide investment exposure to such securities. Emerging market bonds include fixed rate and floating rate bonds that are issued by governments, government agencies, and supranational organizations of, and corporate issuers located in or conducting the predominant part of their business activities in, the emerging market countries of Latin America, Asia, Europe, Africa, and the Middle East.

The fund considers frontier markets to be a subset of emerging markets and any investments in frontier markets will be counted toward the fund’s 80% investment policy. The fund relies on a classification by either JP Morgan or the International Monetary Fund to determine which countries are emerging markets.

Investment decisions are based on fundamental research as well as market factors, such as yield and credit quality differences among bonds as well as supply and demand trends and currency values. The fund generally invests in securities where the combination of fixed-income returns and currency exchange rates appears attractive or, if the currency trend is unfavorable, where we believe the currency risk can be minimized through hedging. The fund may purchase bonds of any credit quality and there are no overall limits on the fund’s investments in bonds that are unrated or rated below investment-grade (also known as “junk” bonds).

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Through the use of currency derivative instruments such as forward currency exchange contracts, currency swaps, foreign currency options, and currency futures, the fund has wide flexibility to purchase and sell currencies independently of whether the fund owns bonds in those currencies and to engage in currency hedging transactions. The fund’s currency positions will vary with its outlook on the strength or weakness of one foreign currency compared to another foreign currency and the relative value of various foreign currencies to one another. Currency hedging is permitted, but not required, and the fund will normally be heavily exposed to foreign currencies. The fund may take a short position in a currency, which allows the fund to sell a currency in excess of the value of its holdings denominated in that currency or sell a currency even if it does not hold any assets denominated in the currency. In addition, the fund may use interest rate swaps and futures in order to take long or short positions with respect to its exposure to a particular country or bond market, subject to the investment restrictions applicable to futures and swaps.

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in fewer issuers than is permissible for a “diversified” fund.

The fund may sell holdings for a variety of reasons, such as to alter geographic or currency exposure, to adjust the portfolio’s average maturity, duration, or overall credit quality, or to shift assets into and out of higher-yielding or lower-yielding securities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar objectives and investment strategies if the fund’s overall investment selections or strategies fail to produce the intended results.

Fixed income markets risks Economic and other market developments can adversely affect fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

International investing risks Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. International securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition,

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international investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S.

Emerging markets risks The risks of international investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in international developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on international investments, restrictions on gaining access to the fund’s investments, and less efficient trading markets with lower overall liquidity.

Frontier markets, considered by the fund to be a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to abrupt changes in currency values, have less mature markets and settlement practices, and can have lower trading volumes that could lead to greater price volatility and illiquidity.

Currency risks Because the fund’s emphasis is on investing in securities denominated in the currencies of emerging market countries, the fund is subject to the significant risk that it could experience losses based solely on the weakness of foreign currencies versus the U.S. dollar and changes in the exchange rates between such currencies and the U.S. dollar.

Hedging risks The fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values and exchange rates are not accurately predicted, the fund could be in a worse position than if it had not entered into such transactions.

Credit risks An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation.

Junk investing risks The risks of default are much greater for emerging market bonds and securities rated below investment grade (“junk” bonds). The fund is exposed to greater credit risk than other bond funds because companies and governments in emerging markets are usually not as strong financially and are more susceptible to economic downturns. Junk bonds should be considered speculative as they carry greater risks of default and erratic price swings due to real or perceived changes in the credit quality of the issuer.

Interest rate risks The prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. In recent years, the U.S. and many global markets have experienced historically low

SUMMARY	5

interest rates. However, interest rates have begun to rise and may continue doing so, increasing the exposure of bond investors such as the fund to the risks associated with rising interest rates.

Liquidity risks The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interest in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Markets with lower overall liquidity could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Nondiversification risks As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a comparable diversified fund.

Derivatives risks The fund uses forward currency exchange contracts, swaps, options, or futures, and is therefore exposed to additional volatility in comparison to investing directly in bonds and other debt securities. These instruments can be illiquid and difficult to value, may involve leverage so that small changes produce disproportionate losses for the fund and, if not traded on an exchange, are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The fund’s principal use of derivatives involves the risk that anticipated changes in currency values, currency exchange rates, or interest rate movements will not be accurately predicted, which could significantly harm the fund’s performance, and the risk that regulatory developments could negatively affect the fund’s investments in such instruments. Taking a short position in a particular currency could cause the fund to lose money if the currency appreciates in value.

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

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The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

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Average Annual Total Returns
	Periods ended
	December 31, 2018

			Since		Inception
	1 Year	5 Years	inception		date
Investor Class					05/26/2011
Returns before taxes	-7.63%	-1.19%	-1.20%
Returns after taxes on distributions	-8.48	-2.11	-2.19
Returns after taxes on distributions
and sale of fund shares	-4.39	-1.25	-1.24
I Class					12/17/2015
Returns before taxes	-7.35	—	6.03
Advisor Class					05/26/2011
Returns before taxes	-7.75	-1.33	-1.34

J.P. Morgan GBI - EM Global Diversified (reflects no deduction for fees, expenses, or taxes)
			-0.67	[a]
	-6.21	-0.96	5.89	[b]
Lipper Emerging Market Local Currency Debt Funds Average
			-1.22	[c]
	-6.83	-0.91	4.74	[d]

a Return since 5/26/11.

b Return since 12/17/15.

c Return since 5/31/11.

d Return since 12/31/15.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price International Ltd (T. Rowe Price International)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Andrew J. Keirle	Chairman of Investment Advisory Committee	2011	2005

Purchase and Sale of Fund Shares

The fund (other than the I Class) generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

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Advisor Class shares may generally only be purchased through a financial intermediary or retirement plan.

The I Class requires a $1 million minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum generally is waived for financial intermediaries, retirement plans, and certain institutional client accounts for which T. Rowe Price or its affiliate has discretionary investment authority.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F192-045 5/1/19